UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

LONGWEI PETROLEUM INVESTMENT HOLDING LIMITED

 (Exact name of registrant as specified in its charter)

Colorado	001-34793	84-1536518
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 30 Dajingyu Street, Xiaojingyu Xiang, Wanbailin District, Taiyuan City, Shanxi Province, China P.C.		030024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 209-4199

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

On August 2, 2012, Longwei Petroleum Investment Holding Limited (the “Company”) dismissed Child Van Wagoner & Bradshaw, PLLC (“CVW&B”) as the Company’s independent registered public accounting firm. The dismissal was approved and ratified by the Company’s Board of Directors on August 2, 2012

During the fiscal years ended June 30, 2011 and 2010, CVW&B’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2011 and 2010 and the subsequent interim period through August 2, 2012, (i) there were no disagreements between the Company and CVW&B on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of CVW&B would have caused CVW&B to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements; and  (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On August 2, 2012, the Company provided CVW&B with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that CVW&B furnished it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated August 2, 2012, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On August 2, 2012, the Company engaged Anderson Bradshaw PLLC (“Anderson Bradshaw”), CVW&B”s successor firm, as its independent registered public accounting firm for the Company’s fiscal year ending June 30, 2012. The change in the Company’s independent registered public accounting firm was approved  and ratified by the Company’s Board of Directors on August 2, 2012.

During the years ended June 30, 2011 and June 30, 2010 and the subsequent interim period through August 2, 2012, the Company did not consult with Anderson Bradshaw regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from Child Van Wagoner & Bradshaw, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LONGWEI PETROLEUM INVESTMENT HOLDING LTD.
Date: August 3, 2012	/s/ Michael Toups
Michael Toups
Chief Financial Officer

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